[LOGO]

  MTS SYSTEMS CORPORATION
  14000 Technology Drive
  Eden Prairie, MN  55344-2290
  Telephone 952-937-4000
  FAX 952-937-4515
  ------------------------------------------------------------------------------

  NEWS RELEASE

  FOR IMMEDIATE RELEASE               For More Information Contact:
  JULY 26, 2006                       Susan Knight, Chief Financial Officer
                                      (952) 937-4000
                                      Paul Runice, Treasurer
                                      (952) 937-4003

  MTS REPORTS THIRD QUARTER EPS OF $0.49 BEFORE STOCK COMPENSATION EXPENSE; RAISES FULL YEAR EPS GUIDANCE TO $1.93-$1.98 ON STRONG FOURTH QUARTER OUTLOOK

  Eden Prairie, Minn., July 26, 2006 - MTS Systems Corporation (NASDAQ: MTSC) today reported earnings per diluted share of $0.49 before stock compensation expense of $0.8 million, or $0.04 per diluted share, flat with the comparable period in fiscal 2005. Third quarter net income was $8.5 million, or $0.45 per diluted share, a decrease of 14 percent compared to net income of $9.9 million, or $0.49 per diluted share, for third quarter fiscal 2005.

  "While third quarter orders rebounded nicely, significant Test segment order volume was booked late in the quarter, which reduced third quarter revenue and margin performance," said Sidney W. Emery, Jr., Chairman and CEO. "This revenue shortfall will impact the full year, and thus we expect fiscal 2006 revenue to be in the $392-$397 million range, versus $395-$405 million as previously communicated. Despite the revised full year outlook, we anticipate strong fourth quarter revenue growth, with margin rates returning to the levels experienced in the first half of the fiscal year. Based on a strong fourth quarter outlook, together with the favorable effects of reduced shares outstanding and a positive tax situation, we are raising our full year fiscal 2006 earnings per share outlook to $1.93-$1.98 from the previously communicated range of $1.80-$1.90."

  Third quarter orders totaled $97.7 million, up 20 percent compared to orders of $81.2 million for third quarter fiscal 2005, primarily driven by increased order volume in the Test segment across all geographies, particularly in North America, plus increased volume in the Industrial segment in Europe and Asia. Backlog increased 2 percent in the quarter, to $198 million from $195 million.

  Revenue for the third quarter totaled $95.9 million, up 1 percent compared to $94.7 million for third quarter fiscal 2005. This increase was primarily attributable to increased short-cycle and service business in the Test segment and continued growth in the Industrial segment. There was no significant impact on revenue from currency translation in the quarter.

  Gross profit for the third quarter was $41.0 million, a decrease of 3 percent compared to $42.3 million for third quarter fiscal 2005. This decrease was primarily due to unfavorable product mix, higher engineering and manufacturing costs, and $0.3 million of stock compensation expense in the Test segment, partially offset by increased volume in the Industrial segment and an estimated $0.2 million favorable impact of currency translation. Third quarter income from operations totaled $11.8 million, down 22 percent compared to income from operations of $15.2 million for third quarter fiscal 2005. This decrease was due to lower gross profit in the Test segment, planned increases in operating expenses, and $1.0 million of stock compensation expense, partially offset by an estimated $0.1 million favorable impact of currency translation. Net income for the third quarter was $8.5 million, a decrease of 14 percent compared to net income of $9.9 million for third quarter fiscal 2005, driven by lower income from operations and $0.2 million income from discontinued operations in third quarter fiscal 2005, partially offset by a $1.2 million net favorable impact of foreign currency transaction gains. Reduced share count, resulting primarily from the Company's fiscal 2006 share purchases, contributed $0.03 to earnings per share in the third quarter.

  MTS News Release
  Page 2


  Cash, cash equivalents and short-term investments at the end of the third quarter totaled $115 million, compared to $107 million at the end of second quarter fiscal 2006. The Company purchased 134,800 of its shares during the quarter.

  SEGMENT RESULTS

  TEST SEGMENT:

  Test segment orders totaled $80.7 million for third quarter fiscal 2006, an increase of 24 percent compared to orders of $65.2 million for third quarter fiscal 2005, reflecting an increase in large custom orders in North America and Asia. Backlog increased 1 percent in the quarter, to $191 million, from $189 million. Third quarter revenue was $79.3 million, an increase of 1 percent compared to $78.9 million for third quarter fiscal 2005, as increased short-cycle and service business was substantially offset by decreased custom revenue. There was no significant impact on revenue from currency translation for third quarter fiscal 2006. Third quarter gross profit was $31.9 million, a decrease of 7 percent compared to $34.2 million for third quarter fiscal 2005, primarily due to unfavorable product mix, higher engineering and manufacturing costs, and $0.3 million of stock compensation expense, partially offset by an estimated $0.2 million favorable impact of currency translation. Income from operations for third quarter fiscal 2006 totaled $8.9 million, down 28 percent compared to income from operations of $12.3 million for third quarter fiscal 2005. The decrease was primarily attributable to decreased gross profit and planned increases in operating expenses and $0.9 million of stock compensation expense, partially offset by an estimated $0.1 million favorable impact of currency translation.

  INDUSTRIAL SEGMENT:

  Industrial segment orders totaled $17.0 million for the quarter, an increase of 6 percent compared to orders of $16.0 million for third quarter fiscal 2005, reflecting continued growth in the Sensors business in Europe and Asia. Backlog increased 17 percent in the quarter, to $7 million from $6 million. Third quarter revenue was $16.6 million, an increase of 5 percent compared to revenue of $15.8 million for third quarter fiscal 2005. There was no significant impact on revenue from currency translation in the quarter. Third quarter gross profit was $9.1 million, an increase of 12 percent compared to $8.1 million for third quarter fiscal 2005, attributable to increased volume and improved capacity utilization. There was no significant impact on gross profit from currency translation in the quarter. Income from operations for third quarter fiscal 2006 was $2.9 million, flat compared to third quarter fiscal 2005, as higher gross margin was offset by planned increases in operating expenses.

  NON-GAAP FINANCIAL MEASURES

  A reconciliation of financial results before and after the impact of stock compensation expense is included in this release as Exhibit A. This reconciliation includes financial measures that do not reflect generally accepted accounting principles (GAAP). These non-GAAP financial measures are provided for additional clarification of the Company's comparable financial performance. Investors should consider these non-GAAP financial measures in addition to, not as a substitute for or better than, financial measures prepared in accordance with GAAP.

  MTS News Release
  Page 3


  THIRD QUARTER CONFERENCE CALL

  A conference call will be held on Thursday, July 27, at 10:00 a.m. EDT (9:00 a.m. CDT). Call +1-785-832-1508; and state the Conference ID "MTS" or Program Title "MTS Quarterly Conference Call." Telephone re-play will be available through 11:59 p.m. EDT, August 10, 2006. Call +1-402-220-2673.

  If you prefer to listen live over the Internet, please log on to the web at http://www.mts.com/news/financial_news.htm and click on the webcast image. The call will be archived through 11:59 p.m. EDT, November 15, 2006.

  ABOUT MTS SYSTEMS CORPORATION

  MTS Systems Corporation is a leading global supplier of test systems and industrial position sensors. The Company's testing hardware and software solutions help customers accelerate and improve their design, development, and manufacturing processes and are used for determining the mechanical behavior of materials, products, and structures. MTS' high-performance position sensors provide controls for a variety of industrial and vehicular applications. MTS had 1,549 employees and revenue of $374 million for the fiscal year ended October 1, 2005. Additional information on MTS can be found on the worldwide web at http://www.mts.com.

  THIS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" MADE PURSUANT TO THE SAFE HARBOR PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, AS WELL AS ASSUMPTIONS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL RESULTS AND THOSE PRESENTLY ANTICIPATED OR PROJECTED. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IN ADDITION TO THE FACTORS DISCUSSED ABOVE, OTHER IMPORTANT RISK FACTORS ARE DELINEATED IN THE COMPANY'S MOST RECENT SEC FORM 10-Q AND 10-K FILINGS.

  MTS News Release
  Page 4

                             MTS SYSTEMS CORPORATION
                        Consolidated Statements of Income
                (unaudited - in thousands, except per share data)


                                                                      Three Months Ended        Nine Months Ended
                                                                    ----------------------    ----------------------
                                                                     JULY 1,      July 2,      JULY 1,      July 2,
                                                                      2006         2005         2006         2005
                                                                    ---------    ---------    ---------    ---------
 Revenue:
   Product                                                          $  83,335    $  83,452    $ 251,859    $ 250,281
   Service                                                             12,552       11,245       38,739       33,612
                                                                    ---------    ---------    ---------    ---------
     Total revenue                                                     95,887       94,697      290,598      283,893
                                                                    ---------    ---------    ---------    ---------
 Cost of sales:
   Product                                                             48,245       46,359      144,143      142,335
   Service                                                              6,675        6,065       19,138       17,203
                                                                    ---------    ---------    ---------    ---------
     Total cost of sales                                               54,920       52,424      163,281      159,538
                                                                    ---------    ---------    ---------    ---------
       Gross profit                                                    40,967       42,273      127,317      124,355
                                                                    ---------    ---------    ---------    ---------

 Operating expenses:
   Selling                                                             16,142       15,727       48,079       46,926
   General and administrative                                           8,300        7,980       25,300       22,725
   Research and development                                             4,787        3,353       13,628       10,978
                                                                    ---------    ---------    ---------    ---------
     Total operating expenses                                          29,229       27,060       87,007       80,629
                                                                    ---------    ---------    ---------    ---------

 Gain on sale of assets                                                    12           --          872           --
                                                                    ---------    ---------    ---------    ---------

 Income from operations                                                11,750       15,213       41,182       43,726
                                                                    ---------    ---------    ---------    ---------

 Interest expense                                                        (426)        (524)      (1,295)      (1,639)
 Interest income                                                          734          682        2,198        1,572
 Other income (expense), net                                              717         (704)       1,044         (280)
                                                                    ---------    ---------    ---------    ---------

 Income before income taxes and discontinued operations                12,775       14,667       43,129       43,379
 Provision for income taxes                                             4,286        4,969       15,385       15,270
                                                                    ---------    ---------    ---------    ---------
 Income before discontinued operations                                  8,489        9,698       27,744       28,109
                                                                    ---------    ---------    ---------    ---------

 Discontinued operations:
   Income (loss) from discontinued operations, net of tax                  --          209           --       (1,537)
                                                                    ---------    ---------    ---------    ---------
 Net income                                                         $   8,489    $   9,907    $  27,744    $  26,572
                                                                    =========    =========    =========    =========

Earnings per share:
 Basic-
   Income before discontinued operations                            $    0.46    $    0.49    $    1.47    $    1.42
   Discontinued operations:
    Income (loss) from discontinued operations, net of tax                 --         0.01           --        (0.07)
                                                                    ---------    ---------    ---------    ---------
   Earnings per share                                               $    0.46    $    0.50    $    1.47    $    1.35
                                                                    =========    =========    =========    =========
   Weighted average number of common shares outstanding - basic        18,258       19,639       18,928       19,735
                                                                    =========    =========    =========    =========

 Diluted-
   Income before discontinued operations                            $    0.45    $    0.48    $    1.43    $    1.37
   Discontinued operations:
    Income (loss) from discontinued operations, net of tax                 --         0.01           --        (0.08)
                                                                    ---------    ---------    ---------    ---------
   Earnings per share                                               $    0.45    $    0.49    $    1.43    $    1.29
                                                                    =========    =========    =========    =========
   Weighted average number of common shares outstanding - diluted      18,747       20,339       19,444       20,529
                                                                    =========    =========    =========    =========

  MTS News Release
  Page 5


                            MTS SYSTEMS CORPORATION
                           Consolidated Balance Sheets
                (unaudited - in thousands, except per share data)

                                                                   JULY 1,     October 1,
                                                                    2006          2005
                                                                  ---------    ---------
ASSETS

  Current Assets:
   Cash and cash equivalents                                      $  91,445    $  83,143
   Short-term investments                                            23,900       76,650
   Accounts receivable, net of allowances for doubtful accounts      71,462       64,363
   Unbilled accounts receivable                                      31,076       25,093
   Inventories                                                       44,055       38,029
   Prepaid expenses                                                   4,368        2,600
   Current deferred tax assets                                        7,857        6,415
   Other current assets                                               1,368        2,351
   Assets of discontinued operations                                  1,400        1,710
                                                                  ---------    ---------
    Total current assets                                            276,931      300,354
                                                                  ---------    ---------

 Property and Equipment:
   Land                                                               1,668        1,668
   Buildings and improvements                                        41,890       40,906
   Machinery and equipment                                           77,516       72,837
   Accumulated depreciation                                         (77,130)     (72,458)
                                                                  ---------    ---------
    Total property and equipment, net                                43,944       42,953
                                                                  ---------    ---------

 Goodwill                                                             4,472        4,423
 Other assets                                                         2,131        2,291
 Non-current deferred tax assets                                      1,792        1,711
                                                                  ---------    ---------
 Total Assets                                                     $ 329,270    $ 351,732
                                                                  =========    =========

LIABILITIES AND SHAREHOLDERS' INVESTMENT

 Current Liabilities:
  Notes payable                                                   $     287    $   1,582
  Current maturities of long-term debt                                6,683        6,708
  Accounts payable                                                   17,159       16,142
  Accrued payroll-related costs                                      25,079       31,059
  Advance payments from customers                                    58,986       49,901
  Accrued warranty costs                                              5,022        5,333
  Accrued income taxes                                                7,513        3,643
  Current deferred income taxes                                       3,993        3,767
  Other accrued liabilities                                          17,181       15,026
  Liabilities of discontinued operations                                168          890
                                                                  ---------    ---------
    Total current liabilities                                       142,071      134,051
                                                                  ---------    ---------

 Deferred income taxes                                                2,347        2,310
 Long-term debt, less current maturities                             14,519       15,673
 Other long-term liabilities                                         12,250       11,266
                                                                  ---------    ---------
 Total Liabilities                                                  171,187      163,300
                                                                  ---------    ---------

Shareholders' Investment:
  Common stock, $.25 par; 64,000 shares authorized:
    18,172 and 19,664 shares issued and outstanding                   4,543        4,916
  Retained earnings                                                 140,704      173,487
  Accumulated other comprehensive income                             12,836       10,029
                                                                  ---------    ---------
    Total shareholders' investment                                  158,083      188,432
                                                                  ---------    ---------
 Total Liabilities and Shareholders' Investment                   $ 329,270    $ 351,732
                                                                  =========    =========

  MTS News Release
  Page 6


                                    EXHIBIT A

                             MTS SYSTEMS CORPORATION
                    Stock Compensation Expense Reconciliation
                (unaudited - in thousands, except per share data)


                                                                       Three Months Ended     Nine Months Ended
                                                                       -------------------   -------------------
                                                                        JULY 1,    July 2,    JULY 1,    July 2,
                                                                         2006       2005       2006       2005
                                                                       --------   --------   --------   --------

REVENUE                                                                $ 95,887   $ 94,697   $290,598   $283,893
                                                                       --------   --------   --------   --------

GROSS PROFIT:
Before stock compensation expense                                      $ 41,290   $ 42,273   $128,131   $124,355
Stock compensation expense                                                  323         --        814         --
                                                                       --------   --------   --------   --------
  Gross profit                                                         $ 40,967   $ 42,273   $127,317   $124,355
                                                                       --------   --------   --------   --------

OPERATING EXPENSES:

Selling expense before stock compensation expense                      $ 15,876   $ 15,727   $ 47,289   $ 46,926
Stock compensation expense                                                  266         --        790         --
                                                                       --------   --------   --------   --------
  Selling expense                                                      $ 16,142   $ 15,727   $ 48,079   $ 46,926
                                                                       --------   --------   --------   --------

General and administrative expense before stock compensation expense   $  7,843   $  7,920   $ 23,754   $ 22,609
Stock compensation expense                                                  457         60      1,546        116
                                                                       --------   --------   --------   --------
  General and administrative expense                                   $  8,300   $  7,980   $ 25,300   $ 22,725
                                                                       --------   --------   --------   --------

Research and development expense before stock compensation expense     $  4,770   $  3,353   $ 13,573   $ 10,978
Stock compensation expense                                                   17         --         55         --
                                                                       --------   --------   --------   --------
  Research and development expense                                     $  4,787   $  3,353   $ 13,628   $ 10,978
                                                                       --------   --------   --------   --------

Total operating expenses before stock compensation expense             $ 28,489   $ 27,000   $ 84,616   $ 80,513
Stock compensation expense                                                  740         60      2,391        116
                                                                       --------   --------   --------   --------
  Total operating expenses                                             $ 29,229   $ 27,060   $ 87,007   $ 80,629
                                                                       --------   --------   --------   --------

INCOME FROM OPERATIONS:
Before stock compensation expense                                      $ 12,813   $ 15,273   $ 44,387   $ 43,842
Stock compensation expense                                                1,063         60      3,205        116
                                                                       --------   --------   --------   --------
  Income from operations                                               $ 11,750   $ 15,213   $ 41,182   $ 43,726
                                                                       --------   --------   --------   --------

NET INCOME:
Before stock compensation expense                                      $  9,251   $  9,944   $ 30,078   $ 26,644
Stock compensation expense                                                  762         37      2,334         72
                                                                       --------   --------   --------   --------
  Net income                                                           $  8,489   $  9,907   $ 27,744   $ 26,572
                                                                       --------   --------   --------   --------

EARNINGS PER SHARE - DILUTED:
Before stock compensation expense                                      $   0.49   $   0.49   $   1.55   $   1.29
Stock compensation expense                                                 0.04         --       0.12         --
                                                                       --------   --------   --------   --------
  Earnings per share - diluted                                         $   0.45   $   0.49   $   1.43   $   1.29
                                                                       --------   --------   --------   --------